UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2015

ULTRA CLEAN HOLDINGS, INC.

(Exact Name of Registrant

as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50646 (Commission File Number)	61-1430858 (IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA (Address of Principal Executive Offices)	94545 (Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Acquisition of MICONEX s.r.o.

On July 31, 2015, Ultra Clean Holdings, Inc. (“Ultra Clean”), a wholly-owned, indirect subsidiary of Ultra Clean organized as a limited liability company under the laws of the Czech Republic (“Acquisition Subsidiary”), Stenen one a.s. and Juves one a.s., each a joint stock company organized under the laws of the Czech Republic (together, the “Sellers”), which together held 100% of the shareholding interest of MICONEX s.r.o., a limited liability company incorporated under the laws of the Czech Republic (“Miconex”) entered into a Purchase Agreement (the “Purchase Agreement”), pursuant to which Ultra Clean, through the Acquisitoin Subsidiary, agreed to purchase 100% of the shareholding interest of Miconex (the “Acquisition”).  The Acquisition closed on July 31, 2015 (the “Closing Date”). Pursuant to the Purchase Agreement, Ultra Clean (i) paid $15.0 million in cash (the “Cash Consideration”), subject to certain adjustments as provided in the Purchase Agreement and (ii) issued 500,000 shares of Ultra Clean’s common stock (the “Stock Consideration”). In addition, Sellers are entitled to up to $4.0 million of potential cash “earn-out” payments over a two-year period following closing, based on Miconex’s achievement of specified performance targets based on EBIT (earnings before interest and taxes) pursuant to the provisions of the Purchase Agreement (the “Earn-Out Payment” and together with the Cash Consideration and the Stock Consideration, the “Purchase Price”). Pursuant to the Purchase Agreement, each Seller agreed that, from and after the Closing Date, it would not sell, offer to sell, contract to sell, sell any option or contract for the sale or purchase of, lend, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of, or otherwise dispose of any shares of Stock Consideration, except in compliance with the Purchase Agreement and the Securities Act of 1933, as amended (the “Lock-Up”). Pursuant to the Purchase Agreement, shares of Stock Consideration shall be released from the Lock-Up in equal semi-annual installments beginning on the date that is six months following the Closing Date and ending on the second anniversary of the Closing Date.

Approximately $1.0 million of the Cash Consideration was placed in escrow as security for post-closing adjustments to the Purchase Price. In addition, $2.0 million of the Cash Consideration was placed in escrow as security for Sellers’ indemnification obligations during the escrow period.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The Purchase Agreement has been included to provide stockholders with information regarding its terms.  It is not intended to provide any other factual information about the parties to the Purchase Agreement.  The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made to and solely for the benefit of each other.  The assertions embodied in the parties’ representations and warranties are qualified by information contained in diligence materials provided in connection with the Purchase Agreement.  Accordingly, Ultra Clean stockholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances.  Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in Ultra Clean’s public disclosures.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Stock Consideration issued pursuant to the Purchase Agreement were issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  No general solicitation was involved in connection with the offer and sale of such shares, and Ultra Clean relied upon the representations made by Sellers pursuant to the Purchase Agreement in determining that such exemption was available.

Item 8.01	Other Events.

On August 3, 2015, Ultra Clean announced the signing of the Purchase Agreement and closing of the Acquisition as described in Item 1.01 above. A copy of the press release announcing the signing of the Purchase Agreement and closing of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(d) Exhibits.

Exhibit No.	Description

2.1*	Purchase Agreement, dated as of July 28, 2015, among Ultra Clean Holdings, Inc., a wholly-owned, indirect acquisition subsidiary of Ultra Clean Holdings, Inc., Stenen one a.s. and Juves one a.s. relating to the acquisition of 100% of the shareholding interest of MICONEX s.r.o.

99.1	Press Release of Ultra Clean Holdings, Inc. dated August 3, 2015, announcing the Acquisition.
__________________________
*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.
Date:	August 3, 2015	By:	/s/ Kevin C. Eichler
			Name:	Kevin C. Eichler
			Title:	President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Purchase Agreement, dated as of July 28, 2015, among Ultra Clean Holdings, Inc., a wholly-owned, indirect acquisition subsidiary of Ultra Clean Holdings, Inc., Stenen one a.s. and Juves one a.s. relating to the acquisition of 100% of the shareholding interest of MICONEX s.r.o.

99.1	Press Release of Ultra Clean Holdings, Inc. dated August 3, 2015, announcing the Acquisition.
__________________________
*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Purchase Agreement.